UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02739
                                   811-10179

Name of Fund:  BlackRock Basic Value Fund, Inc.
               Master Basic Value Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Basic Value Fund, Inc. and Master Basic Value Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/07

Date of reporting period: 07/01/06 - 12/31/06

Item 1 -   Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock Basic Value
Fund, Inc.


SEMI-ANNUAL REPORT    DECEMBER 31, 2006


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus.
Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund's prospectus for a description of risks associated with global investments.

BlackRock Basic Value Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


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BlackRock Basic Value Fund, Inc.


Proxy Results


During the six-month period ended December 31, 2006, BlackRock Basic Value Fund, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:


                                                             Shares Voted   Shares Voted   Shares Voted
                                                                 For          Against        Abstain
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                     126,800,349     3,275,189      2,392,066

To approve a contingent subadvisory agreement with
BlackRock Advisors, Inc.                                     126,601,709     3,416,511      2,449,384



Officers and Directors/Trustees


Robert C. Doll, Jr., President and Director/Trustee
Donald W. Burton, Director/Trustee
John Francis O'Brien, Director/Trustee
David H. Walsh, Director/Trustee
Fred G. Weiss, Director/Trustee
Donald C. Burke, Vice President and Treasurer
Robert J. Martorelli, Vice President and
    Co-Portfolio Manager
Kevin M. Rendino, Vice President and
    Co-Portfolio Manager
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
PFPC Inc.
Wilmington, DE 19809



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006



A Letter to Shareholders


Dear Shareholder


As 2007 begins, we are able to look back on 2006 as a volatile, but ultimately, a positive year for most major markets. Returns for the annual and semi-annual periods ended December 31, 2006 were as follows:


Total Returns as of December 31, 2006                                         6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                    +12.74%        +15.79%
Small cap U.S. equities (Russell 2000 Index)                                   + 9.38         +18.37
International equities (MSCI Europe, Australasia, Far East Index)              +14.69         +26.34
Fixed income (Lehman Brothers Aggregate Bond Index)                            + 5.09         + 4.33
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                 + 4.55         + 4.84
High yield bonds (Credit Suisse High Yield Index)                              + 8.14         +11.92


After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through year-end. In interrupting its two-year interest rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by a downturn in the housing market, but has maintained a cautionary view on inflation.

Overall, it was a good 12 months for U.S. equities, despite a significant correction in the middle of the year that was largely triggered by rising interest rates, inflation fears, elevated oil prices and geopolitical uncertainties. Nevertheless, strong corporate earnings, abundant liquidity and record merger-and-acquisition activity provided a solid backdrop for stocks. Many international equity markets (with the notable exception of Japan) performed even better, outpacing U.S. stocks for the fifth consecutive year. Strength was especially notable in European equities and select emerging markets.

Bonds experienced a more modest annual return than stocks. Interest rates and bond yields moved higher for much of the year as bond prices, which move opposite of yields, declined. Prices began to improve in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve remained inverted for much of 2006. The 10-year Treasury yield ended December at 4.71%, well below the federal funds rate.

As we begin a new year, investors are left with a few key questions: Will the U.S. economy achieve a soft landing, will the Fed reverse its prior policy and cut interest rates, and how might these outcomes impact the investment climate. As you navigate the uncertainties inherent in the financial markets, we encourage you to start the year by reviewing your investment goals with your financial professional and making portfolio changes, as needed. For more reflection on 2006 and our thoughts on the year ahead, please ask your financial professional for a copy of "What's Ahead in 2007: An Investment Perspective," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the new year and beyond.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director/Trustee



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006



A Discussion With Your Fund's Portfolio Managers


The Fund outperformed its benchmark and comparable Lipper category average for the period, benefiting from our shift toward attractively valued larger-cap stocks, which led the market off the bottom of a dramatic mid-year correction.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2006, BlackRock Basic Value Fund, Inc.'s (formerly Merrill Lynch Basic Value Fund, Inc.) Institutional, Investor A, Investor B, Investor C and Class R Shares had total returns of +15.86%, +15.74%, +15.30%, +15.30% and +15.58%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) This compared to a return of +12.74% for the Standard & Poor's 500 (S&P 500) Index, +13.40% for the S&P 500 Citigroup Value Index and an average return of +12.74% for the Lipper Large-Cap Value Funds category for the same period. (Funds in this Lipper category invest in companies considered to be undervalued relative to a major unmanaged stock index.)

As the six-month period began, the market was recovering from a far-reaching correction that sent the average U.S. stock 12% lower. It was the first double-digit correction for U.S. equity markets in nearly four years. Areas of the market that had suffered most were those that had done the best in the preceding few years, particularly materials and energy stocks. The pullback could be attributed to several factors, but primarily, it appeared that the lagged effects of higher interest rates and oil prices were finally taking their toll on the economy and stock prices. In addition, a resurgence of inflation fears had prompted the Federal Reserve Board (the Fed) to continue its interest rate tightening campaign through June.

In August, the Fed finally ended its two-year streak of interest rate increases. Oil prices, after reaching an all-time high near $78 per barrel in July, also began to recede and ended the year where they started - at $61 per barrel. Stocks generally climbed back above the levels they reached prior to the market's retrenchment. Once the bottom was hit, a different collection of companies started to outperform those that had been the market leaders. From June to year-end, it was large cap, multinational companies that dominated the market. As discussed in our last report to shareholders, valuations on these big names had become incredibly attractive from a risk-reward standpoint, prompting us to increase our exposure. This move proved advantageous, as many of our top performers during the six-month period were just those types of companies: International Business Machines Corp. (with a market capitalization of $150 billion), Morgan Stanley ($85 billion), Exxon Mobil Corp. ($420 billion), Comcast Corp. ($90 billion), McDonald's Corp. ($55 billion), Unilever NV ($45 billion) and Time Warner, Inc. ($90 billion).

For the most part, Fund performance during the period was driven by favorable security selection. However, from a sector perspective, we saw very strong results in industrials, led by defense company Raytheon Co. and another safehaven, General Electric Co. Both of these stocks began to perform particularly well at the end of the year as investors started rotating into large, stable companies that could offer consistent earnings. Other stocks that contributed meaningfully to relative performance were Baxter International, Inc. in health care and Interpublic Group of Cos., Inc. in consumer discretionary.

For the 12-month period ended December 31, 2006, the Fund's Institutional, Investor A, Investor B, Investor C and Class R Shares returned +22.65%, +22.36%, +21.41%, +21.42% and +22.03%, respectively. These results surpassed the +15.79% return of the S&P 500 Index, the +20.80% return of the S&P 500 Citigroup Value Index and the +17.96% average return of the Lipper Large-Cap Value Funds category for the same period.


What changes were made to the portfolio during the period?

Reflecting our increased emphasis on large-cap, multinational names, the Fund's average market cap ended the year near $100 billion, up from approximately
$70 billion at the start of 2006. It has been many years since we have seen large-capitalization companies look as attractive as they have recently based on all measures, including price-to-book and price-to-earnings ratios. Of course, this is not to say that we have abandoned some of the smaller, cyclically oriented sectors and names that we believe still have tremendous potential. While the economy has slowed somewhat, it remains reasonably resilient and should continue to benefit these types of companies. We view the current economic environment as a "Goldilocks" scenario (not too hot, not too cold). As such, we believe it makes sense to have representation in the more stable names that can benefit in a "not too hot" environment as well as the smaller, high-growth potential companies that can perform well under a "not too cold" scenario.



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006



In general, we continued to de-emphasize the energy sector as profit-taking opportunities became available. We had been overweight in energy from the middle of 2002 through the summer of 2005, when Hurricane Katrina ravaged the Gulf Coast. Around that time, we began to move our energy exposure toward neutral in anticipation of a slowing economy and the resultant fall off in demand for oil and gas. We continue to see select opportunities in energy, but as value investors, we believe other areas of the market offer more attractive valuations and compelling growth prospects.

One such area is health care. During the past year, we added positions in Johnson & Johnson, Pfizer, Inc., Schering-Plough Corp., Baxter International and GlaxoSmithKline Plc. Last year was the first since the mid-1990s that we have been overweight in health care, a reflection of the attractive fundamentals in this industry group. In prior years, the healthcare industry has had to grapple with a lack of new blockbuster products to offset drug patent expirations and government pressures on pharmaceutical pricing, among other issues. It offered little value compared to other sectors of the market. This is no longer the case, as valuations are very appealing and company managements are taking steps to control costs via restructuring and cost-saving initiatives. In addition, earnings estimates for pharmaceutical companies are increasing for the first time in a long time.

Another sector we continue to favor is information technology (IT). Earnings estimates for the first half of 2007 indicate that IT is expected to be the fastest-growing sector in the S&P 500. Whereas earnings estimates for energy companies are down for the first half of the year, IT estimates are up double-digit percentages. We have seen more disinvestment than investment in IT companies since the post-Y2K bubble. However, with productivity figures and the economy slowing somewhat for the first time in several years, we think that spending on technology will increase. Arguably, there is no better avenue for the advancement of worker productivity than through IT. Other notable happenings in the IT industry include a new product cycle from Microsoft Corp. (that is, Vista), as well as some exciting innovations in home entertainment, including flat panel technology, high-definition TV and PC on TV. In keeping with our favorable view of the sector, we increased exposure to Intel Corp., Motorola, Inc. and Sony Corp. during the six-month period ended December 31, 2006.


How would you characterize the Fund's position at the close of the period?

At period-end, the portfolio was overweight versus the S&P 500 Citigroup Value Index in energy, consumer staples, information technology, health care and consumer discretionary. It had underweights in financials, utilities, industrials, materials and telecommunication services.

The market enjoyed a very healthy end-of-year rally. We believe the Fed's policy, to date, has struck the proper balance of fending off inflation while allowing the economic recovery to continue at a healthy pace. A favorable economic backdrop has led to healthy corporate profits, strong corporate balance sheets and robust merger-and-acquisition activity. We believe these factors should remain in place, but are mindful that weakness in the housing market could lead to a slower rate of growth for the economy in the future. Against this backdrop, we continue to find that large-capitalization companies offer a more compelling value proposition as we enter a potentially slower phase of the economic recovery.

Overall, we do not expect the first half of 2007 to be very different from the second half of 2006 and will continue to focus on companies with healthy balance sheets and the ability to use free cash flow to buy back stock, raise dividends, participate in merger and acquisition activity and invest in their businesses. We will pursue this within the context of our value-oriented investment style, choosing companies that we believe have the potential to offer shareholders significant value over a three-year time horizon.


Kevin M. Rendino
Vice President and Co-Portfolio Manager


Robert J. Martorelli
Vice President and Co-Portfolio Manager


January 11, 2007


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation.



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006



Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

* Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated for Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006



Performance Data (continued)

Recent Performance Results
                                                        6-Month           12-Month           10-Year
As of December 31, 2006                               Total Return      Total Return       Total Return
Institutional Shares*                                    +15.86%           +22.65%           +156.15%
Investor A Shares*                                       +15.74            +22.36            +149.88
Investor B Shares*                                       +15.30            +21.41            +134.96
Investor C Shares*                                       +15.30            +21.42            +131.17
Class R Shares*                                          +15.58            +22.03            +144.63
S&P 500 (R) Index**                                      +12.74            +15.79            +124.47
S&P 500 Citigroup Value Index***                         +13.40            +20.80            +146.74

   * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

  ** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

 *** This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity
     "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500
     Index that have been identified as being on the value end of the growth-value spectrum.

     S&P 500 is a registered trademark of the McGraw-Hill Companies.



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006



Performance Data (concluded)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++, Investor C Shares*++ and Class R Shares*++ compared to a similar investment in S&P 500 Index++++ and S&P 500 Citigroup Value Index++++++. Values illustrated are as follows:


Institutional Shares*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $12,948.00
December 1998                                  $14,458.00
December 1999                                  $16,058.00
December 2000                                  $16,567.00
December 2001                                  $16,483.00
December 2002                                  $13,715.00
December 2003                                  $18,200.00
December 2004                                  $20,107.00
December 2005                                  $20,884.00
December 2006                                  $25,615.00


Investor A Shares*++

Date                                             Value

December 1996                                  $ 9,475.00
December 1997                                  $12,242.00
December 1998                                  $13,630.00
December 1999                                  $15,105.00
December 2000                                  $15,543.00
December 2001                                  $15,430.00
December 2002                                  $12,802.00
December 2003                                  $16,953.00
December 2004                                  $18,677.00
December 2005                                  $19,349.00
December 2006                                  $23,676.00


Investor B Shares*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $12,820.00
December 1998                                  $14,168.00
December 1999                                  $15,580.00
December 2000                                  $15,911.00
December 2001                                  $15,670.00
December 2002                                  $12,907.00
December 2003                                  $16,953.00
December 2004                                  $18,536.00
December 2005                                  $19,202.00
December 2006                                  $23,496.00


Investor C Shares*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $12,819.00
December 1998                                  $14,162.00
December 1999                                  $15,575.00
December 2000                                  $15,899.00
December 2001                                  $15,659.00
December 2002                                  $12,895.00
December 2003                                  $16,937.00
December 2004                                  $18,516.00
December 2005                                  $19,038.00
December 2006                                  $23,117.00


Class R Share*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $12,884.00
December 1998                                  $14,315.00
December 1999                                  $15,819.00
December 2000                                  $16,240.00
December 2001                                  $16,076.00
December 2002                                  $13,310.00
December 2003                                  $17,646.00
December 2004                                  $19,392.00
December 2005                                  $20,048.00
December 2006                                  $24,463.00


S&P 500 Index++++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $13,336.00
December 1998                                  $17,148.00
December 1999                                  $20,756.00
December 2000                                  $18,866.00
December 2001                                  $16,624.00
December 2002                                  $12,950.00
December 2003                                  $16,664.00
December 2004                                  $18,478.00
December 2005                                  $19,385.00
December 2006                                  $22,447.00


S&P 500 Citigroup Value Index++++++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $13,187.00
December 1998                                  $15,680.00
December 1999                                  $16,445.00
December 2000                                  $16,361.00
December 2001                                  $15,023.00
December 2002                                  $12,530.00
December 2003                                  $16,334.00
December 2004                                  $18,789.00
December 2005                                  $20,426.00
December 2006                                  $24,674.00


      * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

     ++ The Fund invests all of its assets in Master Basic Value Trust. The
        Trust invests in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.

   ++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

 ++++++ This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been indentified as being on the value end of the growth-value spectrum.

        Past performance is not indicative of future results.



Average Annual Total Return


                                                            Return
Institutional Shares

One Year Ended 12/31/06                                     +22.65%
Five Years Ended 12/31/06                                   + 9.22
Ten Years Ended 12/31/06                                    + 9.86



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 12/31/06                   +22.36%           +15.94%
Five Years Ended 12/31/06                 + 8.94            + 7.77
Ten Years Ended 12/31/06                  + 9.59            + 9.00



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor B Shares++

One Year Ended 12/31/06                   +21.41%           +16.91%
Five Years Ended 12/31/06                 + 8.11            + 7.81
Ten Years Ended 12/31/06                  + 8.92            + 8.92



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C Shares++++

One Year Ended 12/31/06                   +21.42%           +20.42%
Five Years Ended 12/31/06                 + 8.10            + 8.10
Ten Years Ended 12/31/06                  + 8.74            + 8.74



                                                            Return
Class R Shares

One Year Ended 12/31/06                                     +22.03%
Five Years Ended 12/31/06                                   + 8.76
Ten Years Ended 12/31/06                                    + 9.36

      * Assuming maximum sales charge of 5.25%.

     ++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value     July 1, 2006 to
                                                               July 1,          December 31,      December 31,
                                                                 2006               2006               2006
Actual

Institutional                                                   $1,000           $1,158.60            $2.91
Investor A                                                      $1,000           $1,157.40            $4.25
Investor B                                                      $1,000           $1,153.00            $8.37
Investor C                                                      $1,000           $1,153.00            $8.37
Class R                                                         $1,000           $1,155.80            $5.59

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000           $1,022.21            $2.72
Investor A                                                      $1,000           $1,020.96            $3.98
Investor B                                                      $1,000           $1,017.12            $7.85
Investor C                                                      $1,000           $1,017.12            $7.85
Class R                                                         $1,000           $1,019.71            $5.24


 * For each class of the Fund, expenses are equal to the expense ratio for the class (0.54% for Institutional,
   0.79% for Investor A, 1.56% for Investor B, 1.56% for Investor C and 1.04% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
   Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master trust in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006


Statement of Assets and Liabilities                                                              BlackRock Basic Value Fund, Inc.

As of December 31, 2006
Assets

       Investment in Master Basic Value Trust (the "Trust"), at value
       (identified cost--$5,175,238,048)                                                                          $ 8,229,456,790
       Prepaid expenses and other assets                                                                                  787,329
                                                                                                                  ---------------
       Total assets                                                                                                 8,230,244,119
                                                                                                                  ---------------

Liabilities

       Payables:
           Other affiliates                                                                    $     2,196,439
           Distributor                                                                               1,840,963
           Dividends and distributions payable to shareholders                                             103
                                                                                               ---------------
       Total liabilities                                                                                                4,037,505
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 8,226,206,614
                                                                                                                  ===============

Net Assets Consist of

       Institutional Shares of Common Stock, $.10 par value, 400,000,000 shares authorized                        $    11,862,795
       Investor A Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                 7,735,355
       Investor B Shares of Common Stock, $.10 par value, 400,000,000 shares authorized                                 2,482,189
       Investor C Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                 2,710,037
       Class R Shares of Common Stock, $.10 par value, 400,000,000 shares authorized                                       94,686
       Paid-in capital in excess of par                                                                             5,208,085,658
       Undistributed investment income--net                                                    $     2,216,425
       Accumulated realized capital losses allocated from the Trust--net                          (63,199,273)
       Unrealized appreciation allocated from the Trust--net                                     3,054,218,742
                                                                                               ---------------
       Total undistributed earnings--net                                                                            2,993,235,894
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 8,226,206,614
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $3,960,644,067 and 118,627,951 shares outstanding                    $         33.39
                                                                                                                  ===============
       Investor A--Based on net assets of $2,570,246,754 and 77,353,548 shares outstanding                        $         33.23
                                                                                                                  ===============
       Investor B--Based on net assets of $809,147,914 and 24,821,887 shares outstanding                          $         32.60
                                                                                                                  ===============
       Investor C--Based on net assets of $855,451,427 and 27,100,372 shares outstanding                          $         31.57
                                                                                                                  ===============
       Class R--Based on net assets of $30,716,452 and 946,856 shares outstanding                                 $         32.44
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006


Statement of Operations                                                                          BlackRock Basic Value Fund, Inc.

For the Six Months Ended December 31, 2006
Investment Income

       Net investment income allocated from the Trust:
           Dividends                                                                                              $    87,179,656
           Interest from affiliates                                                                                     2,668,571
           Securities lending--net                                                                                        442,266
           Expenses                                                                                                  (16,736,448)
                                                                                                                  ---------------
       Total income                                                                                                    73,554,045
                                                                                                                  ---------------

Expenses

       Service and distribution fees--Investor B                                               $     4,088,189
       Service and distribution fees--Investor C                                                     3,966,168
       Service fees--Investor A                                                                      2,967,925
       Transfer agent fees--Institutional                                                            2,100,482
       Transfer agent fees--Investor A                                                               1,328,698
       Transfer agent fees--Investor C                                                                 554,793
       Transfer agent fees--Investor B                                                                 545,786
       Printing and shareholder reports                                                                144,771
       Service and distribution fees--Class R                                                           72,611
       Registration fees                                                                                50,081
       Professional fees                                                                                46,380
       Transfer agent fees--Class R                                                                     16,249
       Directors' fees and expenses                                                                     14,825
       Other                                                                                            19,771
                                                                                               ---------------
       Total expenses                                                                                                  15,916,729
                                                                                                                  ---------------
       Investment income--net                                                                                          57,637,316
                                                                                                                  ---------------

Realized & Unrealized Gain Allocated from the Trust--Net

       Realized gain on investments and options written--net                                       215,020,572
       Change in unrealized appreciation on investments and options written--net                   876,593,439
                                                                                               ---------------
       Total realized and unrealized gain--net                                                                      1,091,614,011
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $ 1,149,251,327
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006


Statements of Changes in Net Assets                                                              BlackRock Basic Value Fund, Inc.
                                                                                                   For the Six         For the
                                                                                                   Months Ended       Year Ended
                                                                                                   December 31,        June 30,
Increase (Decrease) in Net Assets:                                                                     2006              2006
Operations

       Investment income--net                                                                  $    57,637,316    $    97,016,762
       Realized gain--net                                                                          215,020,572        749,812,072
       Change in unrealized appreciation--net                                                      876,593,439         52,424,461
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                      1,149,251,327        899,253,295
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net:
           Institutional                                                                          (62,049,611)       (57,968,619)
           Investor A                                                                             (33,952,841)       (28,120,646)
           Investor B                                                                              (4,580,897)        (4,412,874)
           Investor C                                                                              (5,921,567)        (4,018,853)
           Class R                                                                                   (358,195)          (278,358)
       Realized gain--net:
           Institutional                                                                         (415,961,684)      (190,415,930)
           Investor A                                                                            (266,158,967)      (109,263,240)
           Investor B                                                                             (94,244,225)       (57,000,078)
           Investor C                                                                             (93,637,581)       (37,857,410)
           Class R                                                                                 (3,303,543)        (1,272,507)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders     (980,169,111)      (490,608,515)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase (decrease) in net assets derived from capital share transactions               484,210,232    (1,052,404,332)
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                     653,292,448      (643,759,552)
       Beginning of period                                                                       7,572,914,166      8,216,673,718
                                                                                               ---------------    ---------------
       End of period*                                                                          $ 8,226,206,614    $ 7,572,914,166
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     2,216,425    $    51,442,220
                                                                                               ===============    ===============

             See Notes to Financial Statements.


BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006


Financial Highlights                                                                             BlackRock Basic Value Fund, Inc.
                                                                                   Institutional

                                                     For the Six
The following per share data and ratios              Months Ended
have been derived from information                   December 31,                  For the Year Ended June 30,
provided in the financial statements.                    2006        2006          2005        2004          2003        2002
Per Share Operating Performance

Net asset value, beginning of period                $     32.87  $     31.19   $     31.89  $     25.83  $     27.14  $     33.77
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment income--net**                                    .29          .48           .46          .40          .35          .35
Realized and unrealized gain (loss)--net                   4.57         3.18           .64         6.06        (.65)       (3.53)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                           4.86         3.66          1.10         6.46        (.30)       (3.18)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less dividends and distributions:
   Investment income--net                                 (.55)        (.47)         (.43)        (.40)        (.34)        (.40)
   Realized gain--net                                    (3.79)       (1.51)        (1.37)           --        (.67)       (3.05)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total dividends and distributions                        (4.34)       (1.98)        (1.80)        (.40)       (1.01)       (3.45)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $     33.39  $     32.87   $     31.19  $     31.89  $     25.83  $     27.14
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return

Based on net asset value per share                    15.86%+++   12.18%++++         3.77%       25.23%       (.74%)     (10.38%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets++

Expenses                                                  .54%*         .57%          .57%         .56%         .60%         .56%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income--net                                   1.76%*        1.52%         1.49%        1.36%        1.48%        1.19%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $ 3,960,644  $ 3,655,602   $ 3,992,702  $ 4,220,353  $ 3,564,283  $ 3,909,901
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover of the Trust                          11.15%       41.60%        45.10%       33.32%       31.92%       38.15%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Based on average shares outstanding.

     ++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

   ++++ For the year ended June 30, 2006, +.10% of the Fund's Institutional Shares' total return consists of a portion of payments by Fund Asset Management, L.P. to the Trust for compensation as a result of securities class action entitlement recovery and a result of a corporate action.
        Excluding these items, the total return would have been +12.08%.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006


Financial Highlights (continued)                                                                 BlackRock Basic Value Fund, Inc.
                                                                                     Investor A

                                                     For the Six
The following per share data and ratios              Months Ended
have been derived from information                   December 31,                  For the Year Ended June 30,
provided in the financial statements.                    2006        2006          2005        2004          2003        2002
Per Share Operating Performance

Net asset value, beginning of period                $     32.69  $     31.03   $     31.74  $     25.72  $     27.01  $     33.63
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment income--net***                                   .25          .40           .38          .33          .29          .27
Realized and unrealized gain (loss)--net                   4.55         3.16           .63         6.02        (.63)       (3.52)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                           4.80         3.56          1.01         6.35        (.34)       (3.25)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less dividends and distributions:
   Investment income--net                                 (.47)        (.39)         (.35)        (.33)        (.28)        (.32)
   Realized gain--net                                    (3.79)       (1.51)        (1.37)           --        (.67)       (3.05)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total dividends and distributions                        (4.26)       (1.90)        (1.72)        (.33)        (.95)       (3.37)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $     33.23  $     32.69   $     31.03  $     31.74  $     25.72  $     27.01
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return**

Based on net asset value per share                    15.74%+++   11.89%++++         3.49%       24.90%       (.94%)     (10.62%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets++

Expenses                                                  .79%*         .82%          .82%         .81%         .85%         .81%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income--net                                   1.51%*        1.28%         1.24%        1.11%        1.23%         .94%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $ 2,570,247  $ 2,266,626   $ 2,242,881  $ 2,223,869  $ 1,679,935  $ 1,737,025
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover of the Trust                          11.15%       41.60%        45.10%       33.32%       31.92%       38.15%
                                                    ===========  ===========   ===========  ===========  ===========  ===========


      * Annualized.

     ** Total investment returns exclude the effect of sales charges.

    *** Based on average shares outstanding.

     ++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

   ++++ For the year ended June 30, 2006, +.10% of the Fund's Investor A Shares' total return consists of a portion of payments by Fund Asset Management, L.P. to the Trust for compensation as a result of securities class action entitlement recovery and a result of a corporate action.
        Excluding these items, the total return would have been +11.79%.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006


Financial Highlights (continued)                                                                 BlackRock Basic Value Fund, Inc.
                                                                                     Investor B

                                                     For the Six
The following per share data and ratios              Months Ended
have been derived from information                   December 31,                  For the Year Ended June 30,
provided in the financial statements.                    2006        2006          2005        2004          2003        2002
Per Share Operating Performance

Net asset value, beginning of period                $     32.00  $     30.39   $     31.08  $     25.19  $     26.44  $     32.98
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment income--net***                                   .12          .15           .14          .10          .11          .05
Realized and unrealized gain (loss)--net                   4.45         3.09           .62         5.92        (.63)       (3.46)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                           4.57         3.24           .76         6.02        (.52)       (3.41)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less dividends and distributions:
   Investment income--net                                 (.18)        (.12)         (.08)        (.13)        (.06)        (.08)
   Realized gain--net                                    (3.79)       (1.51)        (1.37)           --        (.67)       (3.05)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total dividends and distributions                        (3.97)       (1.63)        (1.45)        (.13)        (.73)       (3.13)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $     32.60  $     32.00   $     30.39  $     31.08  $     25.19  $     26.44
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return**

Based on net asset value per share                    15.30%+++   11.01%++++         2.72%       23.95%      (1.72%)     (11.33%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets++

Expenses                                                 1.56%*        1.59%         1.59%        1.58%        1.63%        1.58%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income--net                                    .75%*         .50%          .47%         .35%         .45%         .17%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $   809,148  $   860,121   $ 1,212,392  $ 1,594,286  $ 1,626,835  $ 2,099,660
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover of the Trust                          11.15%       41.60%        45.10%       33.32%       31.92%       38.15%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Total investment returns exclude the effect of sales charges.

    *** Based on average shares outstanding.

     ++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

   ++++ For the year ended June 30, 2006, +.10% of the Fund's Investor B Shares' total return consists of a portion of payments by Fund Asset Management, L.P. to the Trust for compensation as a result of securities class action entitlement recovery and a result of a corporate action.
        Excluding these items, the total return would have been +10.91%.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006


Financial Highlights (continued)                                                                 BlackRock Basic Value Fund, Inc.
                                                                                     Investor C

                                                     For the Six
The following per share data and ratios              Months Ended
have been derived from information                   December 31,                  For the Year Ended June 30,
provided in the financial statements.                    2006        2006          2005        2004          2003        2002
Per Share Operating Performance

Net asset value, beginning of period                $     31.15  $     29.66   $     30.42  $     24.68  $     25.96  $     32.47
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment income--net***                                   .12          .15           .14          .09          .10          .05
Realized and unrealized gain (loss)--net                   4.32         3.01           .61         5.79        (.62)       (3.39)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                           4.44         3.16           .75         5.88        (.52)       (3.34)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less dividends and distributions:
   Investment income--net                                 (.23)        (.16)         (.14)        (.14)        (.09)        (.12)
   Realized gain--net                                    (3.79)       (1.51)        (1.37)           --        (.67)       (3.05)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total dividends and distributions                        (4.02)       (1.67)        (1.51)        (.14)        (.76)       (3.17)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $     31.57  $     31.15   $     29.66  $     30.42  $     24.68  $     25.96
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return**

Based on net asset value per share                    15.30%+++   11.02%++++         2.70%       23.93%      (1.75%)     (11.30%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets++

Expenses                                                 1.56%*        1.59%         1.59%        1.59%        1.64%        1.59%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income--net                                    .74%*         .50%          .46%         .33%         .45%         .16%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $   855,451  $   763,451   $   743,882  $   679,667  $   502,623  $   541,921
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover of the Trust                          11.15%       41.60%        45.10%       33.32%       31.92%       38.15%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Total investment returns exclude the effect of sales charges.

    *** Based on average shares outstanding.

     ++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

   ++++ For the year ended June 30, 2006, +.10% of the Fund's Investor C Shares' total return consists of a portion of payments by Fund Asset Management, L.P. to the Trust for compensation as a result of securities class action entitlement recovery and a result of a corporate action.
        Excluding these items, the total return would have been +10.92%.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006


Financial Highlights (concluded)                                                                 BlackRock Basic Value Fund, Inc.
<CAPTTON
                                                                                        Class R


                                                       For the Six                                               For the Period
The following per share data and ratios                Months Ended                 For the Year Ended         January 3, 2003++
have been derived from information                     December 31,                      June 30,                 to June 30,
provided in the financial statements.                      2006            2006            2005          2004         2003
Per Share Operating Performance

Net asset value, beginning of period                    $     31.98     $      30.41    $     31.17    $     25.36    $     23.65
                                                        -----------     ------------    -----------    -----------    -----------
Investment income--net**                                        .20              .32            .30            .25            .21
Realized and unrealized gain--net                              4.44             3.08            .63           5.93           1.50
                                                        -----------     ------------    -----------    -----------    -----------
Total from investment operations                               4.64             3.40            .93           6.18           1.71
                                                        -----------     ------------    -----------    -----------    -----------
Less dividends and distributions:
   Investment income--net                                     (.39)            (.32)          (.32)          (.37)             --
   Realized gain--net                                        (3.79)           (1.51)         (1.37)             --             --
                                                        -----------     ------------    -----------    -----------    -----------
Total dividends and distributions                            (4.18)           (1.83)         (1.69)          (.37)             --
                                                        -----------     ------------    -----------    -----------    -----------
Net asset value, end of period                          $     32.44     $      31.98    $     30.41    $     31.17    $     25.36
                                                        ===========     ============    ===========    ===========    ===========

Total Investment Return

Based on net asset value per share                        15.58%+++     11.59%++++++          3.28%         24.58%       7.23%+++
                                                        ===========     ============    ===========    ===========    ===========

Ratios to Average Net Assets++++

Expenses                                                     1.04%*            1.07%          1.07%          1.07%         1.10%*
                                                        ===========     ============    ===========    ===========    ===========
Investment income--net                                       1.27%*            1.02%           .98%           .80%         1.09%*
                                                        ===========     ============    ===========    ===========    ===========

Supplemental Data

Net assets, end of period (in thousands)                $    30,716     $     27,114    $    24,817    $    13,821    $         1
                                                        ===========     ============    ===========    ===========    ===========
Portfolio turnover of the Trust                              11.15%           41.60%         45.10%         33.32%         31.92%
                                                        ===========     ============    ===========    ===========    ===========

      * Annualized.

     ** Based on average shares outstanding.

     ++ Commencement of operations.

   ++++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

 ++++++ For the year ended June 30, 2006, +.10% of the Fund's Class R Shares' total return consists of a portion of payments by Fund Asset Management, L.P. to the Trust for compensation as a result of securities class action entitlement recovery and a result of a corporate action.
        Excluding these items, the total return would have been +11.49%.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006



Notes to Financial Statements                  BlackRock Basic Value Fund, Inc.


1. Significant Accounting Policies:
On September 29, 2006, Merrill Lynch Basic Value Fund, Inc. was renamed BlackRock Basic Value Fund, Inc. (the "Fund").The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Basic Value Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at December 31, 2006 was 99.9%. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Class R Shares did not change their designation. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1(a) of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006



Notes to Financial Statements (continued)      BlackRock Basic Value Fund, Inc.


2. Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, including Fund Asset Management ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement for the Trust with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Trust and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Investment Adviser. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance ("service fees") and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                      Service      Distribution
                                          Fee               Fee

Investor A                               .25%                --
Investor B                               .25%              .75%
Investor C                               .25%              .75%
Class R                                  .25%              .25%


Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and an affiliate of the Distributor, also provide account maintenance and distribution services to the Fund. The ongoing service fee compensates the Distributors and each broker-dealer (including MLPF&S) for providing account maintenance services to Investor A, Investor B, Investor C and Class R shareholders. The on-going distribution fee compensates the Distributors and the broker-dealers for providing shareholder servicing and distribution-related services to Investor B, Investor C and Class R shareholders.

For the six months ended December 31, 2006, FAMD, the Fund's sole Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Institutional and Investor A Shares as follows:


                                 FAMD         MLPF&S            BDI

Institutional               $   3,679      $   3,679             --
Investor A                  $  33,174      $ 416,539           $496


For the six months ended December 31, 2006, MLPF&S received contingent deferred sales charges of $92,167 and $13,908 relating to transactions in Investor B and Investor C Shares, respectively. In addition, BDI received contingent deferred sales charges of $198 and $748 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $2,560, relating to transactions subject to front-end sales charge waivers in Investor A Shares.

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to December 31, 2006, the following amounts had been accrued by the Fund to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006



Notes to Financial Statements (continued)      BlackRock Basic Value Fund, Inc.


                                                 Call Center
                                                        Fees

Institutional                                        $12,345
Investor A                                           $14,422
Investor B                                           $ 5,963
Investor C                                           $ 3,048
Class R                                              $   101


Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of FAM, MLIM, PSI, FAMD, FDS, Merrill Lynch, and/or Merrill Lynch Investment Managers, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $484,210,232 and ($1,052,404,332)for the six months ended December 31, 2006 and for the year ended June 30, 2006, respectively.

Transactions in capital shares for each class were as follows:


Institutional Shares for the
Six Months Ended                                                 Dollar
December 31, 2006                             Shares             Amount

Shares sold                                7,643,297    $   252,492,743
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                          13,916,701        440,229,157
                                      --------------    ---------------
Total issued                              21,559,998        692,721,900
Shares redeemed                         (14,156,832)      (469,994,700)
                                      --------------    ---------------
Net increase                               7,403,166    $   222,727,200
                                      ==============    ===============



Institutional Shares for the Year                                Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                               12,162,295    $   388,148,242
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           7,232,379        224,517,087
                                      --------------    ---------------
Total issued                              19,394,674        612,665,329
Shares redeemed                         (36,187,671)    (1,148,235,609)
                                      --------------    ---------------
Net decrease                            (16,792,997)    $ (535,570,280)
                                      ==============    ===============



Investor A Shares for the
Six Months Ended                                                 Dollar
December 31, 2006                             Shares             Amount

Shares sold                                5,327,641    $   174,155,309
Automatic conversion of shares             1,143,664         37,938,790
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           8,533,443        268,546,642
                                      --------------    ---------------
Total issued                              15,004,748        480,640,741
Shares redeemed                          (6,982,804)      (229,362,676)
                                      --------------    ---------------
Net increase                               8,021,944    $   251,278,065
                                      ==============    ===============



Investor A Shares for the Year                                   Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                5,904,314    $   186,825,298
Automatic conversion of shares             6,772,815        214,204,975
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           3,956,309        122,304,905
                                      --------------    ---------------
Total issued                              16,633,438        523,335,178
Shares redeemed                         (19,576,052)      (618,742,750)
                                      --------------    ---------------
Net decrease                             (2,942,614)    $  (95,407,572)
                                      ==============    ===============



Investor B Shares for the
Six Months Ended                                                 Dollar
December 31, 2006                             Shares             Amount

Shares sold                                1,248,956    $    40,130,878
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           2,913,538         89,696,602
                                      --------------    ---------------
Total issued                               4,162,494        129,827,480
                                      --------------    ---------------
Automatic conversion of shares           (1,169,338)       (37,938,790)
Shares redeemed                          (5,047,862)      (161,565,506)
                                      --------------    ---------------
Total redeemed                           (6,217,200)      (199,504,296)
                                      ==============    ===============
Net decrease                             (2,054,706)    $  (69,676,816)
                                      ==============    ===============



Investor B Shares for the Year                                   Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                2,714,708    $    84,109,870
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           1,817,155         55,133,538
                                      --------------    ---------------
Total issued                               4,531,863        139,243,408
                                      --------------    ---------------
Automatic conversion of shares           (6,907,670)      (214,204,975)
Shares redeemed                         (10,645,064)      (329,435,474)
                                      --------------    ---------------
Total redeemed                          (17,552,734)      (543,640,449)
                                      ==============    ===============
Net decrease                            (13,020,871)    $ (404,397,041)
                                      ==============    ===============



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006



Notes to Financial Statements (concluded)      BlackRock Basic Value Fund, Inc.


Investor C Shares for the
Six Months Ended                                                 Dollar
December 31, 2006                             Shares             Amount

Shares sold                                1,855,470    $    57,975,545
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           3,037,555         90,742,343
                                      --------------    ---------------
Total issued                               4,893,025        148,717,888
Shares redeemed                          (2,299,161)       (71,825,957)
                                      --------------    ---------------
Net increase                               2,593,864    $    76,891,931
                                      ==============    ===============



Investor C Shares for the Year                                   Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                4,570,295    $   138,125,124
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           1,267,545         37,460,641
                                      --------------    ---------------
Total issued                               5,837,840        175,585,765
Shares redeemed                          (6,410,804)      (193,530,696)
                                      --------------    ---------------
Net decrease                               (572,964)    $  (17,944,931)
                                      ==============    ===============



Class R Shares for the
Six Months Ended                                                 Dollar
December 31, 2006                             Shares             Amount

Shares sold                                  146,214    $     4,666,083
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             119,009          3,657,227
                                      --------------    ---------------
Total issued                                 265,223          8,323,310
Shares redeemed                            (166,178)        (5,333,458)
                                      --------------    ---------------
Net increase                                  99,045    $     2,989,852
                                      ==============    ===============



Class R Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                  327,779    $    10,136,303
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              51,206          1,550,612
                                      --------------    ---------------
Total issued                                 378,985         11,686,915
Shares redeemed                            (347,382)       (10,771,423)
                                      --------------    ---------------
Net increase                                  31,603    $       915,492
                                      ==============    ===============



Portfolio Information                                  Master Basic Value Trust


As of December 31, 2006


                                                       Percent of
Ten Largest Common Stock Holdings                      Net Assets


Exxon Mobil Corp.                                          4.9%
JPMorgan Chase & Co.                                       3.6
International Business Machines Corp.                      3.3
Citigroup, Inc.                                            2.9
Wells Fargo & Co.                                          2.8
American International Group, Inc.                         2.8
Morgan Stanley                                             2.6
Tyco Internaional Ltd.                                     2.5
The St. Paul Travelers Cos., Inc.                          2.4
Time Warner, Inc.                                          2.4



                                                       Percent of
                                                         Total
Investment Criteria                                   Investments

Above-Average Yield                                       28.6%
Below-Average Price/Earnings Ratio                        26.9
Low Price-to-Book Value                                   25.0
Special Situations                                         5.8
Price-to-Cash Flow                                         1.4
Low Price-to-Earnings Per Share                            0.9
Other*                                                    11.4

 * Includes portfolio holdings in short-term investments and options.




BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006


Schedule of Investments as of December 31, 2006                                                          Master Basic Value Trust
                                                                                                                       Percent of
               Industry                          Shares Held   Common Stocks                                 Value     Net Assets
Above-Average Yield

               Diversified Telecommunication       3,524,700   AT&T, Inc. (d)                           $    126,008,025     1.5%
                  Services
               Metals & Mining                     4,508,000   Alcoa, Inc. (d)                               135,285,080     1.6
               Capital Markets                     4,595,900   The Bank of New York Co., Inc.                180,940,583     2.2
               Diversified Telecommunication       2,708,300   BellSouth Corp.                               127,588,013     1.6
                  Services
               Oil, Gas & Consumable Fuels         1,712,900   Chevron Corp. (d)                             125,949,537     1.5
               Multi-Utilities                       786,700   Dominion Resources, Inc. (d)                   65,956,928     0.8
               Chemicals                           2,890,300   E.I. du Pont de Nemours & Co. (d)             140,786,513     1.7
               Oil, Gas & Consumable Fuels         5,288,300   Exxon Mobil Corp. (d)                         405,242,429     4.9
               Industrial Conglomerates            4,544,800   General Electric Co. (d)                      169,112,008     2.1
               Food Products                       2,847,600   General Mills, Inc.                           164,021,760     2.0
               Pharmaceuticals                     2,311,700   GlaxoSmithKline Plc (b)                       121,965,292     1.5
               Aerospace & Defense                 2,605,100   Honeywell International, Inc.                 117,854,724     1.4
               Diversified Financial               6,200,892   JPMorgan Chase & Co.                          299,503,084     3.6
                  Services
               Pharmaceuticals                     1,486,600   Johnson & Johnson                              98,145,332     1.2
               Pharmaceuticals                     6,519,500   Pfizer, Inc.                                  168,855,050     2.1
               Electric Utilities                  2,126,900   The Southern Co. (d)                           78,397,534     1.0
               Diversified Telecommunication       3,513,600   Verizon Communications, Inc.                  130,846,464     1.6
                  Services
               Pharmaceuticals                       168,400   Wyeth                                           8,574,928     0.1
                                                                                                        ----------------   ------
                                                                                                           2,665,033,284    32.4

Below-Average Price/
Earnings Ratio

               Insurance                           1,381,100   The Allstate Corp. (d)                         89,923,421     1.1
               Insurance                           3,212,100   American International Group, Inc.            230,179,086     2.8
               Diversified Financial Services      3,120,300   Bank of America Corp.                         166,592,817     2.0
               Health Care Equipment & Supplies    3,898,600   Baxter International, Inc.                    180,856,054     2.2
               Food Products                         396,300   Cadbury Schweppes Plc (b)                      17,013,159     0.2
               Diversified Financial Services      4,346,600   Citigroup, Inc.                               242,105,620     2.9
               Beverages                           5,085,100   Coca-Cola Enterprises, Inc. (d)               103,837,742     1.3
               Oil, Gas & Consumable Fuels           497,300   Consol Energy, Inc.                            15,978,249     0.2
               Oil, Gas & Consumable Fuels           489,800   Devon Energy Corp.                             32,855,784     0.4
               Media                               1,011,200   Gannett Co., Inc. (d)                          61,137,152     0.7
               Insurance                           1,745,600   Genworth Financial, Inc. Class A (d)           59,716,976     0.7
               Computers & Peripherals             2,632,800   Hewlett-Packard Co.                           108,445,032     1.3
               Media                                 224,720   Idearc Inc. (a)                                 6,438,228     0.1
               Semiconductors & Semiconductor      3,931,000   Intel Corp. (d)                                79,602,750     1.0
                  Equipment
               Household Durables                  2,649,400   Koninklijke Philips Electronics NV             99,564,452     1.2
               Food Products                       1,554,200   Kraft Foods, Inc. (d)                          55,484,940     0.7
               Hotels, Restaurants & Leisure       1,706,800   McDonald's Corp.                               75,662,444     0.9
               Capital Markets                     2,634,300   Morgan Stanley                                214,511,049     2.6
               Aerospace & Defense                 2,148,400   Northrop Grumman Corp.                        145,446,680     1.8
               Pharmaceuticals                     5,181,500   Schering-Plough Corp.                         122,490,660     1.5
               Food Products                       5,790,200   Unilever NV (b)                               157,782,950     1.9
               IT Services                        16,067,875   Unisys Corp. (a)                              125,972,140     1.5
               Office Electronics                  6,609,900   Xerox Corp. (a)(d)                            112,037,805     1.4
                                                                                                        ----------------   ------
                                                                                                           2,503,635,190    30.4



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006


Schedule of Investments (continued)                                                                      Master Basic Value Trust
                                                                                                                       Percent of
               Industry                          Shares Held   Common Stocks                                 Value     Net Assets
Low Price-to-Book Value

               Media                               3,446,300   Comcast Corp. Special Class A (a)(d)     $    144,331,044     1.8%
               Machinery                             901,100   Deere & Co. (d)                                85,667,577     1.0
               Semiconductors & Semiconductor      5,463,300   Fairchild Semiconductor International,
                  Equipment                                    Inc. (a)                                       91,838,073     1.1
               Energy Equipment & Services         2,584,400   GlobalSantaFe Corp. (d)                       151,911,032     1.9
               Energy Equipment & Services         1,813,600   Halliburton Co. (d)                            56,312,280     0.7
               Insurance                           1,362,500   Hartford Financial Services Group,
                                                               Inc. (d)                                      127,134,875     1.5
               Household Products                  2,472,700   Kimberly-Clark Corp.                          168,019,965     2.0
               Semiconductors & Semiconductor     11,757,515   LSI Logic Corp. (a)(d)                        105,817,635     1.3
                  Equipment
               Insurance                           2,075,700   Marsh & McLennan Cos., Inc.                    63,640,962     0.8
               Communications Equipment            3,216,900   Motorola, Inc.                                 66,139,464     0.8
               Aerospace & Defense                 3,471,500   Raytheon Co.                                  183,295,200     2.2
               Household Durables                  1,438,500   Sony Corp. (b)                                 61,610,955     0.8
               Insurance                           3,620,076   The St. Paul Travelers Cos., Inc.             194,361,880     2.4
               Computers & Peripherals            16,983,800   Sun Microsystems, Inc. (a)(d)                  92,052,196     1.1
               Media                               8,872,700   Time Warner, Inc. (d)                         193,247,406     2.4
               Industrial Conglomerates            6,796,300   Tyco International Ltd.                       206,607,520     2.5
               Media                               3,217,300   Walt Disney Co. (d)                           110,256,871     1.3
               Commercial Banks                    6,511,600   Wells Fargo & Co. (d)                         231,552,496     2.8
                                                                                                        ----------------   ------
                                                                                                           2,333,797,431    28.4

Low Price-to-Earnings
Per Share

               Insurance                           1,186,300   XL Capital Ltd. Class A (d)                    85,437,326     1.0

Price-to-Cash Flow

               Food & Staples Retailing            1,440,300   The Kroger Co.                                 33,227,721     0.4
               Communications Equipment              368,700   Nortel Networks Corp. (a)                       9,855,351     0.1
               Oil, Gas & Consumable Fuels           999,900   Peabody Energy Corp.                           40,405,959     0.5
               Wireless Telecommunication          2,612,000   Sprint Nextel Corp. (d)                        49,340,680     0.6
                  Services
                                                                                                        ----------------   ------
                                                                                                             132,829,711     1.6

Special Situations

               Semiconductors & Semiconductor      1,475,900   Applied Materials, Inc.                        27,230,355     0.3
                  Equipment
               Energy Equipment & Services         1,706,800   BJ Services Co. (d)                            50,043,376     0.6
               Specialty Retail                    4,015,000   The Gap, Inc. (d)                              78,292,500     0.9
               Computers & Peripherals             2,779,800   International Business Machines Corp.         270,057,570     3.3
               Media                               9,225,400   Interpublic Group of Cos., Inc. (a)(d)        112,918,896     1.4
                                                                                                        ----------------   ------
                                                                                                             538,542,697     6.5

                                                               Total Common Stocks
                                                               (Cost--$5,198,095,634)                      8,259,275,639   100.3



                                         Beneficial Interest   Short-Term Securities

                                             $    51,818,871   BlackRock Liquidity Series, LLC
                                                                  Cash Sweep Series, 5.26% (c)(e)             51,818,871     0.6
                                               1,019,033,650   BlackRock Liquidity Series, LLC
                                                                  Money Market Series, 5.29% (c)(e)(f)     1,019,033,650    12.4

                                                               Total Short-Term Securities
                                                               (Cost--$1,070,852,521)                      1,070,852,521    13.0



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006


Schedule of Investments (concluded)                                                                      Master Basic Value Trust

                                                   Number of                                                           Percent of
                                                   Contracts   Options Purchased                             Value     Net Assets
               Put Options Purchased                   9,800   Baxter International, Inc., expiring
                                                                  January 2007 at USD 45                $        294,000     0.0%
                                                       2,000   Deere & Co., expiring March 2007
                                                                  at USD 85                                      200,000     0.0
                                                      10,800   The Gap, Inc., expiring January 2007
                                                                  at USD 20                                      972,000     0.0
                                                       4,000   International Business Machines Corp.,
                                                                  expiring January 2007 at USD 85                 20,000     0.0

                                                               Total Options Purchased
                                                               (Premiums Paid--$3,674,697)                     1,486,000     0.0

                                                               Total Investments
                                                               (Cost--$6,272,622,852)                      9,331,614,160   113.3



                                                               Options Written
               Call Options Written                    9,800   Baxter International, Inc., expiring
                                                                  May 2007 at USD 50                         (1,087,800)     0.0
                                                      15,064   Comcast Corp. Special Class A, expiring
                                                                 January 2007 at USD 40                      (3,419,528)    (0.1)
                                                       2,000   Deere & Co., expiring June 2007 at
                                                                  USD 95                                     (1,520,000)     0.0
                                                      10,800   The Gap, Inc., expiring March 2007 at
                                                                  USD 22.5                                     (324,000)     0.0
                                                       4,500   Hartford Financial Services Group, Inc.,
                                                                  expiring March 2007 at USD 95              (1,102,500)     0.0
                                                       4,000   International Business Machines Corp.,
                                                                  expiring January 2007 at USD 90            (3,080,000)     0.0
                                                       3,090   Northrop Grumman Corp., expiring
                                                                  February 2007 at USD 70                      (247,200)     0.0
                                                      20,000   Wells Fargo & Co., expiring January
                                                                  2007 at USD 35                             (1,818,000)     0.0

                                                               Total Options Written
                                                               (Premiums Received--$10,965,482)             (12,599,028)    (0.1)

               Total Investments, Net of Options Written (Cost--$6,261,657,370*)                           9,319,015,132   113.2
               Liabilities in Excess of Other Assets                                                     (1,085,408,666)   (13.2)
                                                                                                        ----------------   ------
               Net Assets                                                                               $  8,233,606,466   100.0%
                                                                                                        ================   ======

  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                $   6,287,033,894
                                                  =================
    Gross unrealized appreciation                 $   3,060,931,119
    Gross unrealized depreciation                      (28,949,881)
                                                  -----------------
    Net unrealized appreciation                   $   3,031,981,238
                                                  =================

(a) Non-income producing security.

(b) Depositary receipts.

(c) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Interest
    Affiliate                                   Activity        Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series                      $51,818,871      $2,670,129
    BlackRock Liquidity Series, LLC
       Money Market Series                    $36,471,050      $  442,532

(d) Security, or a portion of security, is on loan.

(e) Represents the current yield as of December 31, 2006.

(f) Security was purchased with the cash proceeds from securities loans.

  o For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

    See Notes to Financial Statements.



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006


Statement of Assets and Liabilities                                                                      Master Basic Value Trust

As of December 31, 2006
Assets

       Investments in unaffiliated securities, at value (including securities
       loaned of $984,527,823) (identified cost--$5,198,095,634)                                                  $ 8,259,275,639
       Investments in affiliated securities, at value (identified cost--$1,070,852,521)                             1,070,852,521
       Options purchased, at value (premiums paid--$3,674,697)                                                          1,486,000
       Cash                                                                                                               327,977
       Receivables:
           Dividends                                                                           $    14,167,064
           Securities sold                                                                           9,079,834
           Contributions                                                                             6,896,685
           Securities lending                                                                           60,154         30,203,737
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                   45,247
                                                                                                                  ---------------
       Total assets                                                                                                 9,362,191,121
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                    1,019,033,650
       Options written, at value (premiums received--$10,965,482)                                                      12,599,028
       Payables:
           Withdrawals                                                                              72,061,538
           Securities purchased                                                                     21,929,709
           Investment adviser                                                                        2,651,335
           Other affiliates                                                                             74,445         96,717,027
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             234,950
                                                                                                                  ---------------
       Total liabilities                                                                                            1,128,584,655
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 8,233,606,466
                                                                                                                  ===============

Net Assets Consist of

       Investors' capital                                                                                         $ 5,176,248,704
       Unrealized appreciation--net                                                                                 3,057,357,762
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 8,233,606,466
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006


Statement of Operations                                                                                  Master Basic Value Trust

For the Six Months Ended December 31, 2006
Investment Income

       Dividends (net of $563,747 foreign withholding tax)                                                        $    87,232,502
       Interest from affiliates                                                                                         2,670,129
       Securities lending--net                                                                                            442,532
                                                                                                                  ---------------
       Total income                                                                                                    90,345,163
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $    15,867,719
       Accounting services                                                                             511,075
       Custodian fees                                                                                  162,375
       Professional fees                                                                               105,483
       Trustees' fees and expenses                                                                      22,816
       Printing and shareholder reports                                                                  1,063
       Pricing fees                                                                                        580
       Other                                                                                            75,497
                                                                                               ---------------
       Total expenses                                                                                                  16,746,608
                                                                                                                  ---------------
       Investment income--net                                                                                          73,598,555
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                        215,488,984
           Options written--net                                                                      (333,006)        215,155,978
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                        879,729,670
           Options written--net                                                                    (2,629,540)        877,100,130
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                      1,092,256,108
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $ 1,165,854,663
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006


Statements of Changes in Net Assets                                                                      Master Basic Value Trust
                                                                                                   For the Six         For the
                                                                                                   Months Ended       Year Ended
                                                                                                   December 31,        June 30,
Increase (Decrease) in Net Assets:                                                                     2006              2006
Operations

       Investment income--net                                                                  $    73,598,555    $   132,432,086
       Realized gain--net                                                                          215,155,978        750,790,613
       Change in unrealized appreciation/depreciation--net                                         877,100,130         52,228,027
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                      1,165,854,663        935,450,726
                                                                                               ---------------    ---------------

Capital Transactions

       Proceeds from contributions                                                                 730,065,755        807,530,243
       Fair value of withdrawals                                                               (1,243,628,615)    (2,390,594,118)
                                                                                               ---------------    ---------------
       Net decrease in net assets derived from capital transactions                              (513,562,860)    (1,583,063,875)
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                     652,291,803      (647,613,149)
       Beginning of period                                                                       7,581,314,663      8,228,927,812
                                                                                               ---------------    ---------------
       End of period                                                                           $ 8,233,606,466    $ 7,581,314,663
                                                                                               ===============    ===============

       See Notes to Financial Statements.



Financial Highlights                                                                                     Master Basic Value Trust


                                                     For the Six
The following per share data and ratios              Months Ended
have been derived from information                   December 31,                  For the Year Ended June 30,
provided in the financial statements.                    2006        2006          2005        2004          2003        2002
Total Investment Return

Total investment return                                15.93%++     12.32%**         3.91%       25.38%       (.09%)      (9.93%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses                                                  .43%*         .43%          .43%         .43%         .43%         .42%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income--net                                   1.87%*        1.66%         1.63%        1.50%        1.66%        1.33%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $ 8,233,606  $ 7,581,315   $ 8,228,928  $ 8,747,240  $ 7,388,495  $ 8,307,176
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                       11.15%       41.60%        45.10%       33.32%       31.92%       38.15%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** For the year ended June 30, 2006, +.10% of the Trust's total return consists of payments by Fund Asset Management, L.P. for compensation as a result of a securities class action entitlement recovery and a result of a corporate action. Excluding these items the total return would have been +12.22%.

     ++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006



Notes to Financial Statements                          Master Basic Value Trust


1. Significant Accounting Policies:
Master Basic Value Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Equity securities that are held by the Trust that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Trust from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Manager using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.




BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006



Notes to Financial Statements (continued)              Master Basic Value Trust


* Options--The Trust may purchase and write covered call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses on investments include the effects of foreign exchange rates on investments. The Trust invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--The Trust is classified as a partnership for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Portfolio's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards
No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Trust's financial statements has not been determined.



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006



Notes to Financial Statements (continued)              Master Basic Value Trust


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the investors of the Trust approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Trust and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Investment Adviser. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the following annual rates: .60% of the Trust's average net assets not exceeding $100 million; .50% of average daily net assets in excess of $100 million but not exceeding $200 million; and .40% of average daily net assets in excess of $200 million.

In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Investment Management, LLC an affiliate of the Manager, under which the Manager pays the sub-advisor for services it provides a fee that is a percentage of the management fee paid by the Trust to the Manager.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), or its affiliates. As of December 31, 2006, the Trust lent securities with a value of $334,287,091 to MLPF&S or its affiliates. Pursuant to that order, the Trust has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended December 31, 2006, BIM received $192,091 in securities lending agent fees.

In addition, MLPF&S received $711,453 in commissions on the execution of portfolio security transactions for the Trust for the six months ended December 31, 2006.

For the six months ended December 31, 2006, the Trust reimbursed FAM and the Manager $39,089 and $39,089 respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or trustees of the Trust were officers and/or directors of MLIM, PSI, FAM, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2006 were $872,743,955 and $1,219,388,151, respectively.

Transactions in call options written for the six months ended December 31, 2006 were as follows:



                                           Number of           Premiums
                                           Contracts           Received

Outstanding call options written,
   beginning of period                        20,000    $     2,439,994
Options written                              111,254         15,410,723
Options exercised                           (12,000)        (1,230,441)
Options closed                              (50,000)        (5,654,794)
                                      --------------    ---------------
Outstanding call options written,
   end of period                              69,254    $    10,965,482
                                      ==============    ===============



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006



Notes to Financial Statements (concluded)              Master Basic Value Trust


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by the Manager and its affiliates (or FAM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Trust pays a commitment fee of .06% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at the Trust's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Trust did not borrow under the credit agreement during the six months ended December 31, 2006.




Disclosure of Investment Advisory Agreement


BlackRock Investment Advisory Agreement--Matters Considered by the Boards

The following disclosure appeared in the June 30, 2006 Annual Report of the Trust and the Fund and is the discussion referred to in "New BlackRock Sub-Advisory Agreement - Matters Considered by the Boards" below. The term "Investment Adviser" as used herein refers to Fund Asset Management, L.P.

Merrill Lynch Basic Value Fund, Inc. is a "feeder" fund that invests all of its assets in the Master Basic Value Trust, which has the same investment objectives and strategies as the Fund. All investments are made at the Trust level.

In connection with the Transaction between Merrill Lynch and BlackRock, the Board of Trustees of the Trust considered a new investment advisory agreement between the Trust and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the Trust's New Investment Advisory Agreement is approved by shareholders of the Fund and the Trust's other feeder fund, then that agreement will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

In addition, in connection with the Transaction, the Board of Directors of the Fund considered a new investment advisory agreement (together with the new advisory agreement for the Trust, the "New Investment Advisory Agreements") between the Fund and BlackRock Advisors. If the Fund's New Investment Advisory Agreement is approved by shareholders of the Fund, then that agreement will become effective upon the closing of the Transaction. Under a contractual arrangement between the Fund and BlackRock Advisors, however, no management/ advisory fee will be charged to the Fund so long as the Fund remains invested in the Trust.

The Boards discussed the New Investment Advisory Agreements at telephonic and in-person meetings held during April and May 2006. The Boards, including the independent directors/trustees, approved the New Investment Advisory Agreements at meetings held on May 8, 2006.

To assist the Boards in their consideration of the New Investment Advisory Agreements, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors/trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreements. The additional information was provided in advance of the May 8, 2006 meetings. In addition, the independent directors/ trustees consulted with their counsel and counsel for the Fund and Trust on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to each Board's deliberations.

At the Board meetings, the directors/trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock'sgeneral plans and intentions regarding the Fund and the Trust. Representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from each Board. Each Board also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors/ trustees also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors/trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreements.



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006



Disclosure of Investment Advisory Agreement (continued)


In connection with the Boards' review of the New Investment Advisory Agreements, Merrill Lynch and/or BlackRock advised the Boards about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and the Trust and their shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that the Fund and Trust should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of each Board before making any changes;

* that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

* that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

* that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund or Trust shareholders.

Each Board considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund and Trust shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreements, including the fact that the schedule of the Fund's/Trust's total advisory and administrative fees will not increase by virtue of the New Investment Advisory Agreements, but will remain the same;

* that in November 2005, each Board performed a full annual review of each investment advisory agreement currently in effect for the Fund and Trust (each a "Current Investment Advisory Agreement") as required by the 1940
  Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund/Trust; and that the advisory and/or management fees paid by the Fund/Trust, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors/trustees have considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch agreed to pay all expenses of the Fund and Trust in connection with the Boards' consideration of the New Investment Advisory Agreements and related agreements and all costs of shareholder approval of the New Investment Advisory Agreements and as a result neither the Fund nor Trust would bear costs in obtaining shareholder approval of the New Investment Advisory Agreements.



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006



Certain of these considerations are discussed in more detail below.

In their review of the New Investment Advisory Agreements, the Boards assessed the nature, scope and quality of the services to be provided to the Fund and the Trust by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreements, the Boards also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund and Trust; (b) Fund and Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's and Trust's investment objectives, policies and restrictions, and their compliance with their Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreements, the Boards had requested and received materials specifically relating to the Current Investment Advisory Agreements. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Trust's portfolio management team on investment strategies used by the Trust during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreements and other payments received by the Investment Adviser and its affiliates from the Fund and the Trust; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Trust portfolio holdings, allocation of Trust brokerage fees, the Trust's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund and the Trust.

In their deliberations, the Boards considered information received in connection with their most recent continuation of the Current Investment Advisory Agreements, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreements. The directors/trustees did not identify any particular information that was all-important or controlling, and each director/trustee attributed different weights to the various factors. The directors/trustees made their determinations separately in respect of the Fund and the Trust. Each Board, including a majority of the Board's independent directors/trustees, concluded that the terms of the New Investment Advisory Agreements are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund/Trust, and that the New Investment Advisory Agreements should be approved and recommended to Fund/Trust shareholders.

Nature, Quality and Extent of Services Provided--Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund and Trust, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Board focused primarily on the Investment Adviser's investment advisory services and the investment performance of the Fund and Trust, but also considered certain areas in which both the Investment Adviser and the Fund/Trust receive services as part of the Merrill Lynch complex. Each Board compared the performance of the Fund - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreements, each Board considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund and the Trust; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund or Trust.

Each Board was given information with respect to the potential benefits to the Fund and Trust and their shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006



Disclosure of Investment Advisory Agreement (continued)


Each Board was advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund and Trust will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Board was advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors/ trustees determined that the nature and quality of services to be provided to the Fund/Trust under the New Investment Advisory Agreements were expected to be as good or better than that provided under the Current Investment Advisory Agreements. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. Each Board noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Board concluded that, overall, the Board was satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund/Trust under the New Investment Advisory Agreements.

Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreements, the Boards had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Board reviewed the Fund's/Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in the Fund's Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. Each Board concluded that the Fund's/Trust's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreements, the Boards considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on its review of the materials provided and the fact that each New Investment Advisory Agreement, as well as a new administrative agreement between the Fund and BlackRock Advisors as administrator, is substantially similar to its corresponding current agreement in all material respects, including the rate of compensation, each Board determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Board noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund and Trust.

Each Board discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund and Trust. Each Board noted that the Board expects to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--Each Board considered the extent to which economies of scale might be realized as the assets of the Fund and Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Fund and Trust to participate in these economies of scale. Each Board determined that changes were not currently necessary and that the Fund and Trust appropriately participated in these economies of scale.

In reviewing the Transaction, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreements and new administrative agreement are substantially similar to the Current Investment Advisory Agreements and current administrative agreement in all material respects, including the rates of compensation, each Board determined that as a result of the Transaction, the Fund's/Trust's total advisory and administrative fees would be no higher than the fees under the Current Investment Advisory Agreements and current administrative agreement. Each Board noted that in conjunction with the Board's most recent deliberations concerning the Current Investment Advisory Agreements, the Board had determined that the total fees for advisory and administrative services for the Fund and Trust were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreements, each Board had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. Each Board concluded that, because the rates for advisory and administrative fees for the Fund/Trust would be no higher than current fee rates, the proposed management fee structures, including any fee waivers, were reasonable and that no additional changes were currently necessary.



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006



Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreements, each Board considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreements. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreements, and their discussions with management of the Investment Adviser and BlackRock, the directors/trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using the Trust's portfolio transaction brokerage commissions. The directors/trustees also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for the Fund following the Transaction. Each Board noted that any benefits were difficult to quantify with certainty at this time, and indicated that the Board would continue to evaluate them going forward.

Investment Performance--Each Board considered investment performance for the Fund and Trust. Each Board compared the performance of the Fund - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. Each Board believed the Fund's performance was satisfactory. Also, each Board took into account the investment performance of funds currently advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of the Fund and independent trustees of the Trust deliberated in executive session, each entire Board, including the independent directors/trustees, approved the New Investment Advisory Agreements, concluding that the advisory fee rate was reasonable in relation to the services provided and that each New Investment Advisory Agreement was in the best interests of the Fund's/Trust's shareholders. In approving the New Investment Advisory Agreements, each Board noted that it anticipated reviewing the continuance of the agreements in advance of the expiration of the initial two-year period.


Contingent BlackRock Sub-Advisory Agreements--Matters Considered by Each Board

At the telephonic and in-person meetings held during April and May 2006 at which the Boards discussed and approved the New Investment Advisory Agreements, each Board, including the independent directors/trustees, also discussed and approved contingent sub-advisory agreements (each a "Contingent Sub-Advisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). The Contingent Sub-Advisory Agreements are intended to ensure that the Fund/Trust operate with efficient portfolio management services until the closing of the Transaction, in the event that the Boards deem it necessary and in the best interests of the Fund/Trust and their shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Fund/Trust during the interim period until the closing of the Transaction. If shareholders approve the Contingent Sub-Advisory Agreements, they will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Boards in the period up to the closing of the Transaction. The effectiveness of the Contingent Sub-Advisory Agreements, therefore, would be contingent on further Board approval after shareholders approve them. Pursuant to a Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in Fund/Trust expenses as a result of the Contingent Sub-Advisory Agreements.



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006



Disclosure of Investment Advisory Agreement (concluded)


In making its approval at the May in-person meeting, the Boards considered the Contingent Sub-Advisory Agreements in conjunction with the New Investment Advisory Agreements and reviewed the same information and factors discussed above. Each Board also considered in conjunction with the Contingent Sub-Advisory Agreements the necessity of ensuring that the Fund/Trust operates with effective management services until the closing of the Transaction. In reviewing the sub-advisory fee rate provided in the Contingent Sub-Advisory Agreements, the Boards took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the operations and administration of the Fund and Trust, and the BlackRock Sub-Adviser would provide advisory services under the Contingent Sub-Advisory Agreements. Each Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Fund and Trust would not increase as a result of the Contingent Sub-Advisory Agreements. Under all of the circumstances, each Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Fund/Trust to the Investment Adviser.

After the independent directors/trustees deliberated in executive session, each entire Board, including the independent directors/trustees, approved the Contingent Sub-Advisory Agreements, concluding that the advisory fees were reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreements were in the best interests of shareholders.




Disclosure of Sub-Advisory Agreement


New BlackRock Sub-Advisory Agreement--Matters Considered by the Boards

At an in-person meeting held on August 16 - 17, 2006, the Board of Directors of the Fund and the Board of Trustees of the Trust, including the independent directors/trustees, discussed and approved the sub-advisory agreement with respect to the Trust between BlackRock Advisors, LLC (previously organized as BlackRock Advisors, Inc.) ("BlackRock Advisors") and its affiliate BlackRock Investment Management LLC (the "Sub-Adviser") (the "BlackRock Sub-Advisory Agreement"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the New Investment Advisory Agreement with BlackRock Advisors (which had been approved by the Fund's shareholders) became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors at an annual rate equal to 74% of the advisory fee received by BlackRock Advisors from the Trust. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund or Trust expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August 2006 in-person meeting, the Boards reviewed their considerations in connection with their approval of the New Investment Advisory Agreement in May 2006. The Boards relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement. In reviewing the sub-advisory fee rate provided for in the BlackRock Sub-Advisory Agreement, the Boards noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of the Fund and the Trust and for oversight of the Fund's and the Trust's operations and administration. Under the BlackRock Sub-Advisory Agreement, the Sub-Adviser provides advisory services to the Trust and is responsible for the day-to-day management of the Trust's portfolio. The Boards also took into account the fact that there is no increase in total advisory fees paid by the Fund or the Trust as a result of the BlackRock Sub-Advisory Agreement. Based on its considerations, each Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive a fee at an annual rate equal to 74% of the advisory fee paid by the Trust to BlackRock Advisors.

After the independent directors/trustees deliberated in executive session, the entire Board of the Fund and the entire Board of the Trust, including the independent directors/trustees, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of Fund shareholders.



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006



BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account


The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006



BlackRock Funds (concluded)


Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors/ Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006



A World-Class Mutual Fund Family


BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
   Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Capital Appreciation Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
   Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio+++
BlackRock NC Municipal MM Portfolio+++
BlackRock NJ Municipal MM Portfolio+++
BlackRock OH Municipal MM Portfolio+++
BlackRock PA Municipal MM Portfolio+++
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio+++


    * See the prospectus for information on specific limitations on investments in the fund.

   ++ Mixed asset fund.

  +++ Tax-exempt fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


BLACKROCK BASIC VALUE FUND, INC.                              DECEMBER 31, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Basic Value Fund, Inc. and Master Basic Value Trust


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Basic Value Fund, Inc. and Master Basic Value Trust


Date: February 20, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Basic Value Fund, Inc. and Master Basic Value Trust


Date: February 20, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Basic Value Fund, Inc. and Master Basic Value Trust


Date: February 20, 2007